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                                **PRESS RELEASE**

Contact:
-------
David Ritter
(703) 390-0344

                        GREATER ATLANTIC FINANCIAL CORP.
          ANNOUNCES NOTIFICATION OF NON-RELIANCE ON PREVIOUSLY ISSUED
                         FINANCIAL STATEMENTS IN FILING
                     WITH SECURITIES AND EXCHANGE COMMISSION
                AND CONTINUED LISTING ON THE NASDAQ STOCK MARKET

            Reston, Virginia -December 29, 2006. Greater Atlantic Financial Corp. (Nasdaq: GAFC), the holding company for Greater Atlantic Bank (the "Bank"), announced today that it intends to file a Form 8-K with the Securities and Exchange Commission (the "SEC") with respect to Non-Reliance on Previously Issued Financial Statements. On December 26, 2006, the Audit Committee of Greater Atlantic Financial Corp. (the "Company") concluded that, as a result of losses aggregating approximately $1.4 million discovered in the Company's previously reported investigation into an unreconciled inter-company account at Greater Atlantic Mortgage Corporation, the Company's consolidated financial statements for the quarterly periods ended December 31, 2005 and March 31, 2006 and for the years ended September 30, 2004 and 2005 should be restated and should no longer be relied upon.

            The investigation resulted in a determination that the warehouse account maintained by Greater Atlantic Mortgage Corporation at the Bank had not been properly reconciled at Greater Atlantic Mortgage Corporation. The Bank terminated the operations of Greater Atlantic Mortgage Corporation effective March 31, 2006.

            In reaching the conclusion to restate the financial statements identified above, the Audit Committee noted that, while the investigation disclosed that the losses were sustained in Greater Atlantic Mortgage Corporation's warehouse account over a period of five years, the loss in any given year did not reach a material amount such as to require restatement. However, the Audit Committee determined to provide the restatements because of the cumulative amount of the loss. The Audit Committee also concluded that previously issued statements for the periods identified above should not be relied upon.

         The Company had previously announced that it had determined preliminarily that the balance of the unreconciled inter-company account was approximately $2.1 million, but that amount might materially increase or decrease based on the results of the ongoing investigation. The Company had also announced that it was not in a position to determine the impact the unreconciled account would have on the Company's historical consolidated financial statements or the periods that might be affected.


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         In a related matter, the Company announced that it had been notified by
The Nasdaq Stock market that the Nasdaq Listing Qualifications Panel had determined to grant the request of the Company for continued listing on The Nasdaq Stock Market, subject to the condition that on or before January 15, 2007, the Company file its Form 10-Q for the quarter ended June 30, 2006, and any required restatements.

         Greater Atlantic Financial Corp. conducts its business operations through its wholly owned subsidiary, Greater Atlantic Bank. The Bank offers traditional banking services to customers through six branches located in Rockville and Pasadena, Maryland, and Front Royal, New Market, Reston and South Riding, Virginia.

         PRIVATE SECURITIES LITIGATION REFORM ACT SAFE HARBOR STATEMENT

THIS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE FEDERAL SECURITIES LAWS. THESE STATEMENTS ARE NOT HISTORICAL FACTS, BUT STATEMENTS BASED ON THE COMPANY'S CURRENT EXPECTATIONS REGARDING ITS BUSINESS STRATEGIES AND THEIR INTENDED RESULTS AND ITS FUTURE PERFORMANCE. FORWARD-LOOKING STATEMENTS ARE PRECEDED BY TERMS SUCH AS "EXPECTS," "BELIEVES," "ANTICIPATES," "INTENDS" AND SIMILAR EXPRESSIONS. FORWARD-LOOKING STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE. NUMEROUS RISKS AND UNCERTAINTIES COULD CAUSE OR CONTRIBUTE TO THE COMPANY'S ACTUAL RESULTS, PERFORMANCE AND ACHIEVEMENTS TO BE MATERIALLY DIFFERENT FROM THOSE EXPRESSED OR IMPLIED BY THE FORWARD-LOOKING STATEMENTS. FACTORS THAT MAY CAUSE OR CONTRIBUTE TO THESE DIFFERENCES INCLUDE, WITHOUT LIMITATION, GENERAL ECONOMIC CONDITIONS, INCLUDING CHANGES IN MARKET INTEREST RATES AND CHANGES IN MONETARY AND FISCAL POLICIES OF THE FEDERAL GOVERNMENT; LEGISLATIVE AND REGULATORY CHANGES; AND OTHER FACTORS DISCLOSED PERIODICALLY IN THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.

BECAUSE OF THE RISKS AND UNCERTAINTIES INHERENT IN FORWARD-LOOKING STATEMENTS, READERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THEM, WHETHER INCLUDED IN THIS REPORT OR MADE ELSEWHERE FROM TIME TO TIME BY THE COMPANY OR ON ITS BEHALF. THE COMPANY ASSUMES NO OBLIGATION TO UPDATE ANY FORWARD-LOOKING STATEMENTS.